Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

International Equities Index Fund

(the “Fund”)

Supplement dated December 30, 2015, to the Fund’s

Summary Prospectus dated October 1, 2015, as amended

The following changes are effective immediately:

In the section entitled “Fund Summary: International Equities Index Fund – Investment Adviser,” the portfolio manager disclosure with respect to SunAmerica Asset Management, LLC (“SAAMCo”) is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2014	Senior Vice President and Portfolio Manager
Andrew Sheridan	2014	Senior Vice President and Portfolio Manager
Jane Bayar	2015	Portfolio Manager

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.